SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2013
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

33.	SUBSEQUENT EVENTS

In January 2014, the Company increased the amount that may be raised from the ATM offering from up to$40.0 million to up to $100.0 million. The Company has issued 8,829,063 new ordinary shares under the program since December 31, 2013. 95,340,776 ordinary shares were outstanding as the date of this report.

In February 2014, Frontline 2012 announced a cash dividend for the fourth quarter of 2013 of $0.05 per share and the Company received $0.7 million.

In March 2014, the VLCC British Progress was redelivered to the Company from its bareboat charter and the vessel commenced trading in the spot market.

In March 2014, a subsidiary of ITCL entered into an agreement to sell the VLCC Ulysses (ex-Phoenix Voyager) to an unrelated third party. The vessel was delivered to the buyer on March 11, 2014 and the Company expects to record a loss of approximately $15.3 million in the first quarter of 2014.